UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 10, 2015
Equity One, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, Suite 1220 New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 796-1760
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 6, 2015, Equity One, Inc. (the “Company”) issued a press release announcing that Matthew Ostrower has been named as the next Chief Financial Officer of the Company. Mr. Ostrower commenced his employment with the Company, as an Executive Vice President, on March 3, 2015. Pursuant to Mr. Ostrower’s employment agreement with the Company, Mr. Ostrower is to begin serving as the Company’s Chief Financial Officer on the earlier of July 1, 2015 or the departure of Mark Langer, the Company’s existing Executive Vice President and Chief Financial Officer.
In connection with the commencement of Mr. Ostrower’s employment, on March 10, 2015, the Company and Mr. Langer mutually agreed to accelerate his departure from the Company from June 30, 2015 to April 10, 2015. Accordingly, Mr. Langer’s service as the Company’s Chief Financial Officer will terminate, and Mr. Ostrower’s service as the Company’s Chief Financial Officer will commence, on April 10, 2015. The Company and Mr. Langer entered into an amendment (the “Amendment”) to his employment agreement in order to reflect the acceleration of Mr. Langer’s departure. The Amendment also reduces the retention bonus payable to Mr. Langer from $400,000 to $334,000 to reflect Mr. Langer’s reduced period of employment since June 30, 2014.
The summary of the Amendment set forth above is qualified in its entirety by reference to Exhibit 10.1, which is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws.
On March 11, 2015, the Company filed Articles of Amendment (the “Articles of Amendment”) and Articles Supplementary (the “Articles Supplementary”) to the Company’s charter with the Maryland State Department of Assessments and Taxation to increase the number of authorized shares of common stock of the Company, par value $0.01 per share (“Common Stock”), from 150,000,000 to 250,000,000, and to reclassify and designate the one authorized but unissued share of the Class A Common Stock, par value $0.01 per share, of the Company, as one share of Common Stock of the Company. The Articles of Amendment and the Articles Supplementary, each of which were effective upon filing, are included as Exhibits 3.1 and 3.2 hereto and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Title
3.1	Articles of Amendment
3.2	Articles Supplementary
10.1	Second Amendment to Employment Agreement between Equity One and Mark Langer

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equity One, Inc.

Date: March 11, 2015	By:	/s/ Aaron Kitlowski
Aaron Kitlowski
Vice President and General Counsel